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                                                                   EXHIBIT 10.14



THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS TRANSFERABLE ONLY UPON THE CONDITIONS SPECIFIED IN THE DEBENTURE AGREEMENT REFERRED TO HEREIN.



                                EARTHCARE COMPANY

                 10% Convertible Subordinated Debenture Due 2006

No. <<Note_>>                                                 <<Purchase_Price>>

         EARTHCARE COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to <<REGISTERED_OWNER>> or registered assigns, the principal sum of <<Purchase_Price>> Dollars on October 31, 2006, and to pay interest thereon quarterly on December 31, March 31, June 30, and September 30 (each an "Interest Payment Date"), in each year commencing on December 31, 1999, at 10% per annum, from the date of issuance of this Debenture, or from the most recent Interest Payment Date for which interest has been paid or duly provided for on the Debentures, and upon prepayment or conversion hereof, as provided in the Debenture Agreement, until the principal hereof is paid or made available for payment. To the extent permitted by law, interest on any overdue payment of principal or interest shall be payable quarterly at a rate equal to 18% per annum. Interest will be computed on the basis of a 365-day year. The Company may pay interest by issuing additional Debentures to the holder in aggregate principal amount equal to interest due and payable on an Interest Payment Date as provided in the Debenture Agreement.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Debenture is registered. Payment of the principal of and interest on this Debenture will be made at the offices or agencies of the Company maintained for that purpose in Dallas, Texas and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Debenture register.

         This Debenture is one of a duly authorized issue of Debentures of the Company (which term includes any successor corporation under the Debenture Agreement hereinafter referred to) designated as its 10% Convertible Subordinated Debentures due 2006 (the "Debentures"), limited in aggregate principal amount of up to $15,000,000, issued pursuant to a Debenture Agreement dated


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as of October 19, 1999 (the "Debenture Agreement"), between the Company and the purchasers of the Debentures. The terms of this Debenture include those stated in the Debenture Agreement. Reference is hereby made to the Debenture Agreement and all supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, and the holders of the Debentures and of the terms upon which the Debentures are, and are to be, and delivered.

         In the event of conversion of this Debenture in part only, a new Debenture or Debentures for the unpaid or unconverted principal portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

         If an Event of Default shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Debenture Agreement.

         The indebtedness evidenced by the Debentures is, to the extent provided in the Debenture Agreement, subordinate and junior in right of payment to the prior payment in full of all Senior Obligations, as defined in the Debenture Agreement. Each holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions of the Debenture Agreement.

         Subject to and upon compliance with the provisions of the Debenture Agreement, the holder of this Debenture is entitled, at such holder's option, at any time on or before the close of business on October 31, 2006, or, if earlier, the close of business on the Business Day immediately preceding any Redemption Date, or the date this Debenture is paid if later, to convert this Debenture (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into newly issued, fully paid and nonassessable shares of Common Stock of the Company at a Conversion Price equal to $11.50 aggregate principal amount of Debentures for each share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Debenture Agreement) by surrender of this Debenture, duly endorsed or assigned to the Company or in blank and also accompanied by the conversion notice hereon duly executed, to the Company at such office or agency of the Company as may be designated by it for such purpose in Dallas, Texas. Upon receipt of a duly endorsed Debenture and conversion notice, the Company will cancel such Debenture, issue the requisite number of shares of Common Stock into which such Debenture or portion thereof is convertible in the name of the holder, or his designated assigns, and deliver such shares to such holder or assigns along with interest accrued on the portion of such Debenture so converted from the last Interest Payment Date to the effective date of conversion, as provided in the Debenture Agreement. Subject to the aforesaid requirement for payment, no payment or adjustment is to be made on conversion for interest accrued hereon after the date of conversion or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but


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instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Debenture Agreement. The Conversion Price is subject to adjustment as provided in the Debenture Agreement. In addition, the Debenture Agreement provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of all or substantially all of the assets of the Company, the Debenture Agreement shall be amended, without the consent of any holders of Debentures, so that this Debenture, if then outstanding, will be convertible thereafter, during the period this Debenture shall be convertible as specified above, only into the kind and amount of securities, cash, and other property receivable upon such consolidation, merger, or transfer by a holder of the number of shares of Common Stock of the Company into which this Debenture might have been converted immediately prior to such consolidation, merger, or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares). Adjustments in the Conversion Price of less than one percent of such price will not be required, but any adjustment that would otherwise be required to be made will be carried forward and taken into account in the computation of any subsequent adjustment.

         The Debenture Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders under the Debenture Agreement at any time by the Company with the consent of the holders of 66-2/3% in aggregate principal amount of the Debentures at the time outstanding. The Debenture Agreement also contains provisions permitting the holders of 66-2/3% in aggregate principal amount of the Debentures at the time outstanding, on behalf of the holders of all the Debentures, to waive compliance by the Company with certain provisions of the Debenture Agreement and certain past defaults under the Debenture Agreement and their consequences. Any such consent or waiver by the holder of this Debenture shall be conclusive and binding upon such holder and upon all future holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

         No reference herein to the Debenture Agreement and no provision of this Debenture or of the Debenture Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Debenture as provided in the Debenture Agreement.

         As provided in the Debenture Agreement and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Debenture register, upon surrender of this Debenture for registration of transfer at the offices or agencies of the Company in Dallas, Texas duly endorsed by, or accompanied by a written instrument of transfer in substantially the form


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accompanying this Debenture duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         As provided in the Debenture Agreement and subject to certain limitations therein set forth, the Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the holder surrendering the same.

         Prior to due presentment of this Debenture for registration of transfer, the Company, and any agent of the Company may treat the person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, nor any such agent shall be affected by notice to the contrary.

         All terms used in this Debenture which are defined in the Debenture Agreement shall have the meanings assigned to them in the Debenture Agreement. The Company will furnish to any Debentureholder of record upon written request without charge a copy of the Debenture Agreement. Requests may be made to:
EarthCare Company, 14901 Quorum Drive, Suite 200, Dallas, Texas 75240.

         IN WITNESS WHEREOF, EarthCare Company has caused this instrument to be executed in its corporate name.

Dated:  November 5, 1999

                                           EARTHCARE COMPANY



                                           By:
                                              ------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------


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                                 ASSIGNMENT FORM


         If you the holder want to assign this 10% Subordinated Convertible Debenture, fill in the form below and have your signature guaranteed:

         I or we assign and transfer this 10% Subordinated Convertible Debenture to:

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------
                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint __________________________, agent to transfer this 10% Convertible Subordinated Debenture on the books of the Company. The agent may substitute another to act for him.


Dated:______________________         Signed:________________________

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'

                           Form of Conversion Notice.

                                CONVERSION NOTICE

         The undersigned holder of this Debenture hereby irrevocably exercises the option to convert this Debenture, or any portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Debenture Agreement referred to in this Debenture, and directs that such shares, together with a check in payment for any fractional share and any Debentures representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Debentures are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated:
      -----------------
                                          ------------------------------
                                                     Signature




If shares or Registered Debentures        If only a portion of the Debentures
are to be registered in the name of a     is to be converted, please indicate:
Person other than the holder, please
print such Person's name and
address:

-------------------------                 1. Principal Amount to be converted:
         Name                                U.S. $__________


-------------------------                 2. Amount and denomination of
         Address Registered Debentures representing unconverted principal amount to be issued:

                                             Amount:  $__________

-------------------------                    Denominations:
Social Security or other
Taxpayer Identification                      $__________
Number, if any                               ($1,000 or an integral multiple
                                             thereof)

                                            [Signature Guaranteed]
-------------------------